Exhibit 99.1
Steve Davis, Chairman and Chief Executive OfficerPaul DeSantis, Chief Financial OfficerScott Taggart, VP, Investor Relations 1 April 2013 (revised 4-16-13) Investor Presentation
2 Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995 Certain statements in this presentation that are not historical facts are forward-looking statements. Forward-looking statements involve various important assumptions, risks and uncertainties. Actual results may differ materially from those predicted by the forward-looking statements because of various factors and possible events, including, without limitation:Negative publicity or litigation regarding allegations of food-related illness,Failure to achieve and maintain positive same-store sales,Changing business conditions, including energy costs,Overall macroeconomic conditions that may affect consumer spending, either nationwide or in one or more of the Company's major marketsCompetition in the restaurant and food products industries,Ability to control restaurant operating costs, which are impacted by market changes in the cost or availability of labor and food, minimum wage and other employment laws, health care costs, fuel and utility costs,Changes in the cost or availability of acceptable new restaurant sites,Adverse weather conditions in locations where we operate our restaurants,Consumer acceptance of changes in menu offerings, price, atmosphere and/or service procedures,Consumer acceptance of our restaurant concepts in new geographic areas, andChanges in hog and other commodity costs.We also bear the risk of incorrectly analyzing these risks or developing strategies to address them that prove to be unsuccessful.Certain risks, uncertainties and assumptions are discussed under the heading "Risk Factors" in Item 1A of our Annual Report on Form 10-K for the fiscal year ended April 27, 2012 as supplemented in Part II - Other Information, Item 1A in our Report on Form 10-Q for the fiscal quarter ended July 27, 2012. We note these factors for investors as contemplated by the Private Securities Litigation Reform Act of 1995. It is impossible to predict or identify all such risk factors. Consequently, you should not consider any such list to be a complete set of all potential risks and uncertainties. Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the statement is made to reflect unanticipated events. Any further disclosures in our filings with the Securities and Exchange Commission should also be consulted. All subsequent written and oral forward-looking statements attributable to us or any person acting on behalf of the company are qualified by the cautionary statements in this section.
3 Non-GAAP Financial Measures The Company uses non-GAAP financial measures within this presentation. These financial measures are used by management to monitor and evaluate the ongoing performance of the Company. The Company believes that the additional measures are useful to investors for financial analysis. However, non-GAAP measures are not in accordance with, nor are they a substitute for, GAAP measures. Please refer to the Company's June 6, 2012, and February 19, 2013, Form 8-K filings for details and reconciliations concerning these adjustments.
GROWING OUR REGIONAL BRANDS INTO POWERFUL NATIONAL BRANDS COMPANY FACT SHEET FISCAL 2013 Q3 NASDAQ: BOBE Bob Evans Farms, Inc. is comprised of two key business segments*: Bob Evans Restaurants and BEF Foods. Bob Evans Restaurants operates 565 full-service restaurants located in 19 states with a heavy concentration in the Midwest. BEF Foods produces a broad line of food products under the Bob Evans and Owens brand names. *Effective February 15, 2013, Bob Evans Farms, Inc. completed the sale of the Mimi's Cafe business segment. NEW RESTAURANTSFY'12 4FY'13E 2 565 Restaurants 19 StatesAs of 1/25/13 190 59 16 23 3 51 31 38 8 3 7 28 23 3 17 7 4 52 REMODELSFY'13E 195 AVERAGE UNIT VOLUME $1.72 million (FY' 12) "Discover farm-fresh goodness " FOUR KEY LINES OF BUSINESS Sausage, Refrigerated Sides, Frozen and Food ServiceSold at 30,000+ retail locations in 50 states, Ontario and Mexico BEF FOODS, INC. BOB EVANS RESTAURANTS "Come see what's cooking " Bob Evans Bob Evans/Owens Bob Evans Growth Markets 2 TM TM 4
BOB EVANS RESTAURANTS 5 Powerful NATIONAL BRANDS Make Our REGIONAL BRANDS VISION BEF FOODS, INC.
Our Shareholder Value Creation Goal: 8 to 12 percent annual long-term EPS growth 6 TRANSFORM OUR CORE BUSINESSES TO ENABLE EXPANSION DRIVE SHAREHOLDER VALUE WITH DISCIPLINED CAPITAL ALLOCATION SELECTIVELY INVEST IN HIGH R.O.I.C. GROWTH OPPORTUNITIES(Internal & External)
(CHART) Since Fiscal Year 2007, we have achieved a 5-year adjusted EPS CAGR of 9% 5YR CAGR 9% 7
Mimi's Cafe Divestiture Improves Adjusted Operating Margin Profile 2004 (pre-Mimi's) 3Q FY 2013 YTD1 4Q FY 2013 Guidance2 Recent business transformation:Farm Fresh Refresh ProgramMimi's DivestitureKettle Creations acquisition 1 3Q FY 2013 YTD adjusted operating margin is a non-GAAP measure and includes $35.5 million of adjustments comprised of $3.7 million, $163.7 million, and -$131.9 million, for Bob Evans Restaurants, BEF Foods, and Mimi's Cafe, respectively. For details on these adjustments to reported operating income, see registrant's Form 8-K filed on February 19, 2013.2 4Q FY 2013 guidance includes $0.03 per diluted share of costs associated with transition support to Mimi's Cafe at less than cost. Bob Evans Farms Inc. completed the sale of Mimi's Cafe effective February 15, 2013. BER BEF Consol Mimi's 8
Balanced Capital Allocation Drives Shareholder Value Investing approximately $130 to $150 million in capital expenditures this year. Investments include: Farm Fresh Refresh remodels, new restaurants, and growth projects within BEF Foods. Capital also dedicated to driving cost savings - more than $100 million saved during the last five years from ongoing projects including supply chain optimization and lean manufacturing.Dividend yield is among the top restaurant dividend payers, and attractive relative to our peer group, the majority of which do not pay a dividend.Returned nearly $100 million to shareholders in the form of dividends and share repurchases during fiscal 2012.Strategic use of debt (1.5-2.0x debt/EBITDA) to enable the company to invest efficiently in organic and inorganic high ROIC growth opportunities. 9 Bob Evans Farms Inc. is well positioned to invest in profitable growth and reward shareholders with disciplined dividend and share repurchase programs.
A 5 Year Track Record of Balanced Capital AllocationFY 2008 - FY 2012 (CHART) Dividends $270M $163M $110M Share Repurchases Debt Repayment 10 Nearly $550 million of cash returned to shareholders and debt holders from 2008 to 2012 while investing in our businesses to drive sustainable long-term profit growth.
Annual Dividend Rate: FY 2008 - FY 2013E (CHART) 92% Increase 11
SALES AND PROFIT GROWTH STRATEGIES Bob Evans Restaurants:Drive top line through sales and value layers, Farm Fresh Refresh remodels, and new restaurants in core and new markets.BEF Foods: Invest in organic and inorganic growth opportunities to capitalize on strong returns generated by this segment.Corporate Synergies:Drive sales growth and brand awareness through cross-marketing, additional in-sourcing, and product development between Bob Evans Restaurants and BEF Foods. Also, achieve margin improvement through implementation of Lean operating principles to drive cost innovation across the organization. Our strong balance sheet supports disciplined capital allocation and profitable long term growth. 12 Growth investments must generate a blended return exceeding our 12% cost of capital.
Source: IFMA Forecast & Outlook '82-'11 Bob Evans is Well-Positioned to Capture Both Grocery and Restaurant Consumption Percent Dollars Spent Over Time 13 (CHART) $12 Billion+(The value of a single share point)
Business Segments (FY 2012) 14 (CHART) 24%* 76%* * Excludes Mimi's Cafe segment (sold 2-15-13)
15 "Come see what's cooking " 565 restaurants in 19 states as of 1/25/13 Full-service family restaurants featuring a wide variety of menu items TM
Net Sales (FY 2012) $974 million (76% of total*) Average Annual Unit Sales (FY 2012) $1.72 million Overview: Bob Evans Restaurants ALL THREE DAY PARTS SERVED (3Q FY 2013) (CHART) Breakfast Lunch Dinner 16 33% 38% 29% Avg. Dine-In Guest Check/Per Guest (3Q FY 2013) $17.60/$8.97 Average Carryout Check (3Q FY 2013) $16.92 * Excludes Mimi's Cafe segment (sold 2-15-13)
17 Build bench strength and staffingto enable profitable expansion Drive profitable guest counts - dine-in and off-premise (bakery, carryout, and catering) Improve controllable expenses: Cost of Sales, Cost of Labor, Direct Operating Expenses Elevate the guest experience through execution of "Best for My Guest" programs Accelerate Farm Fresh Refresh remodels and expand beyond current 19-state footprint FY 2013: Vital Few Priorities
(CHART) Farm Fresh Refresh Remodels: Complete by 2014 18 Approximate % of Chain Remodeled by Fiscal Year ROI 20%+SSS% outperformancevs. non-remodeledrestaurants
Farm Fresh Refresh: First Year Outperformance 19 SSS% Outperformance Rolling 3-Month Outperformance vs. Non-remodeled Restaurants (CHART) Note: FFR markets were disproportionately impacted by snow events during 3QFY'13.
Investing in Remodels to Drive Future Returns 20 2012 2013E 2014E 2015E ($ millions) # of remodels 87 195 238 0 # of closed days 653 1,312 1,601 0 avg. unit volume(1) $1.7 $1.7 $1.7 n/a Financial Impact: Assumptions: est. closed day ($3.1) ($6.2) ($7.5) $0.0 est. pre-opening ($1.6) ($3.2) ($3.9) $0.0 (1) average unit volume held at FY 2012 level as forward sales guidance has not yet been provided. sales impact expense
New Exterior Design Restaurant Remodels 21 Original Exterior Design
Restaurant Remodels 22 New Center Entrance Original Center Entrance
Restaurant Remodels 23 New Expanded Dining Room New Counter
Restaurant Remodels 24 New Bakery New Carryout "Taste of the Farm " Retail and Carryout Areas Designed to Drive Sales Layers with On-Brand Offerings (r)
Bob Evans' Off-Premise Opportunity 25 25 Annual Consumption of Restaurant Meals (per capita) Dine-In 39% Off-Premise 61% QSR 70% FULL SERVICE 10% Source: NPD Group 2010
(CHART) Bold Goal: Drive Off-Premise to 25% of Sales Mix 26 Bakery Family Meals to Go Off-Premise Sales Mix and Growth % by Year $300M+ Layer Sales Mix Growth % +8.6% +5.3% +8.5% +3.9% +0.6% +15.4% +12.9% Catering/Carryout
BER Bakery: A Sales Layer with $75M+ Potential 27 (CHART) Weekly bakery sales per restaurant Incorporating a variety of elements to achieve estimated weekly bakery sales of $2,500 per restaurant by FY 2018.
FY 2013: Off-Premise Sales Layers 28 CATERING YTD(3Q) Growth / Mix20.4% / 0.5% YTD(3Q) Growth / Mix6.6% / 11.0% YTD(3Q) Growth / Mix20.0% / 1.3% BAKERY
FY 2013: Dine-In Value Sales Layers BREAKFAST The Farmer's ChoiceBreakfast currently drives ~$45 millionof annual revenue. LUNCH $6 Farmhouse Deals currently drive ~$35 millionof annual revenue. DINNER 3-Course Dinnerscurrently drive ~$60 millionof annual revenue. 29
Bakery Evolving to Capitalize on Industry Trends 30 33% Dine-inCarryoutCateringRetailTotal 200990.1%7.9%0.0%2.0%100.0% 2013 3Q YTD87.7%11.0%0.5%0.8%100.0% 2018E~75%100.0% ~25% Farm Fresh Remodels: Enabling an aggressive off-premise strategy 0.6% 1.3% ~7% (embedded in dine- in and carryout sales mix above) Bakery is a key growth driver that will build carryout and dine-in sales; and will soon offset the retail assortment that it has replaced.
(CHART) Beverages: A $20M+ Incremental Sales Opportunity 31 System-wide Beverage Incidence Executing a series of phased introductions to achieve 90% beverage incidence by FY 2018.
Consistently Driving Guest Satisfaction and Speed of Service 90 85 80 75 70 Overall Guest Satisfaction Speed of Service 90 85 80 75 70 FY10 FY11 FY12 FY13 YTD 82.7 84.4 88.0 88.5 71.7 77.9 83.0 82.9 Elevate the Guest Experience 32
New Restaurant Opening Strategy 33 NEW MARKETS Fort Smith, AR CORE MARKETS Petoskey, MI
34 BOBEVANS.COM9,493,000 Visits +52% YOY (calendar year 2012) Driving Sales Across Multiple Digital Platforms Online Ordering336,500 Orders (calendar year 2012) Email Database 850,000 Subscribers+10% YOY(calendar year 2012) Mobile App 96,500 Orders+200% YOY(calendar year 2012) YouTube Channel323,000 Video Views (calendar year 2012)
35 Social Media: A Key Component of Our Digital Strategy Facebook216,700 Fans +55% YOY(calendar year 2012) Twitter8,200 Followers(calendar year 2012) Foursquare 288,400 Check Ins(calendar year 2012) YammerInternal Sales Blog
36 "Discover farm-fresh goodness " TWO BRANDS distinct geographic strengths TM
Overview: BEF Foods Net Sales (FY2012) $315 million (24% of total*) 37 FOUR KEY LINES OF BUSINESSSausage, Refrigerated Side Dishes, Frozen and Food ServiceSold at 30,000+ retail locations in 50 states, Ontario and Mexico * Excludes Mimi's Cafe segment (sold 2-15-13) (CHART) Side Dishes Other 3% Frozen 4% FoodService Sausage 28% 25% 40% Current Sales Mix (pounds) (Q3 YTD FY 2013) (CHART) Side Dishes Other Frozen Sausage 14% 36% 29% 2009 Sales Mix (pounds) Food Service 14% 7% sausage sales mix (all categories): 43% sausage sales mix (all categories): 33%
FY 2013: Vital Few Priorities 38 Expand "in-source" supplier relationships for the restaurant segments and the food service industry Drive sales through new authorizations and new product innovations Drive margin expansion through Lean efficiencies Optimize our plant and distribution network Drive best-in-class ROIC
(CHART) Number of Grocery Stores Carrying at least one BEF Foods' Product SKU 39 GOAL Significant Growth as We Increase Number of Items Sold (i.e. the "Top 20 Items")
Drive to 40,000! We are Well On Our Way 30,000 Stores and Growing! 40
BEF Foods is Nearly 90% Vertically Integrated 41 Proprietary manufacturing capabilityOpportunities to drive food service business during off- peak productionProfitable growth reduces reliance on sausage businessAccelerated product innovation Acquisition of Kettle Creations
(CHART) Restructuring Initiatives at BEF Foods have Offset Sow Costs which Increased 40% Since 2009 42 Launched lean mfg. programTransitioned from DSD to warehouseExpanded side dish productsOptimized plant network Operating Income ($ millions) +$17MM cost impact in 2012
SALES AND PROFIT GROWTH STRATEGIES Bob Evans Restaurants:Drive top line through sales layers, Farm Fresh Refresh remodels, and new restaurants in core and new markets.BEF Foods: Invest in organic and inorganic growth opportunities to capitalize on strong returns generated by this segment.Corporate Synergies:Drive sales growth and brand awareness through cross-marketing, additional in-sourcing, and product development between Bob Evans Restaurants and BEF Foods. Also, achieve margin improvement through implementation of Lean operating principles to drive cost innovation across the organization. Our Initiatives are Expected to Drive 300 - 350 Basis Points of Margin Improvement by FY 2018 43 Growth investments must generate a blended return exceeding our 12% cost of capital.
Confidence in Future Margin Improvement Backed by Historical Productivity Performance 44 3QYTD Fiscal Yr. 2013 2009 Consolidated Cost of Sales 29.9% 30.7% Consolidated Op. Wages 32.2% 34.1% Total Prime Costs 62.1% 64.8% We believe further significant productivity gains are achievable, and our teams will continue to prioritize productivity over pricing. Through productivity and cost reduction initiatives, we mitigated challenging economic conditions and historically high input cost volatility to achieve a 270 basis point improvement in prime costs since 2009.
Proactively Addressing Headwinds to Achieve 8 to 12% Long-Term Annual EPS Growth 45 Health Care CostsCommodity CostsERP ImplementationDepreciation (from growth projects)Minimum Wage IncreasesStranded Costs from Mimi's Cafe Divesture Headwinds Supply Chain OptimizationEnhanced Restaurant Labor ManagementContinued Back-of-the House OptimizationInterest Expense SavingsBEF Foods' Plant Consolidation (announced May 2012)Company-wide Adoption of Lean Management Offsets
Future Initiatives to Offset Further Headwinds 46 New Restaurant PrototypeFarm Fresh Refresh "2.0" - Back-of-the-House RedesignAcquisitions Other Projects: Marketing Spending (Bob Evans Restaurants & BEF Foods)Menu Optimization (Bob Evans Restaurants)Trade Spending (BEF Foods)SKU Rationalization (BEF Foods) Optimization Projects Enabled by ERP:
ERP Implementation Schedule 47
4Q FY 2013 Outlook 48
4Q FY 2013 Outlook 49 $0.60 to $0.65 Earnings Per Share: Same-store sales between flat and 1.0 percent ~74 Farm-Fresh Refresh remodelsCommodity inflation of 1.0 to 2.0 percentOperating margins of 9.0 to 9.5 percent Key Assumptions*: Overall net sales of $80 to $90 millionSales growth driven by new product introductions and distribution gains in both retail and food service channelsAverage sow costs of $55-$60 per hundredweightOperating margins of 9.5 to 10.5 percent 4Q EPS guidance includes approximately $0.03 per share of costs associated with transition support services being provided to Mimi's Cafe at less than costNet sales of approximately $1.6 billion (full year)Depreciation and amortization of $80 to $90 million (full year)Net interest expense of $6.5 to $7.5 million (full year)Effective tax rate of approximately 32 percent (full year)Diluted weighted average annual share count of 28.3 million (full year)Capital expenditures of approximately $130 to $150 million (full year) * For further detail concerning fiscal 2013 earnings guidance, refer to the company's 3Q fiscal 2013 earnings release issued Feb. 19, 2013, available at the Company's website at http://www.bobevans.com/investors/news.aspx, or within the Company's February 19, 2013, Form 8-K filing.
Our Shareholder Value Creation Goal: 8 to 12 percent annual long-term EPS growth 50 TRANSFORM OUR CORE BUSINESSES TO ENABLE EXPANSION DRIVE SHAREHOLDER VALUE WITH DISCIPLINED CAPITAL ALLOCATION SELECTIVELY INVEST IN HIGH R.O.I.C. GROWTH OPPORTUNITIES(Internal & External)
Thank you! 51